SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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THE BERKSHIRE FUNDS
(Name of Registrant as Specified in Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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4.	Proposed maximum aggregate value of transaction: ___________________________________________________________________________

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4.	Date Filed: ___________________________________________________________________________

Your action is required. Please vote today.

Dear Shareholder:

     The enclosed Proxy Statement contains information about a proposal to elect Andrew W. Broer, Peter M. Robinson, and David A. White to the Board of Trustees of The Berkshire Funds. Mr. Broer is an Incumbent Trustee, having been appointed by the Board effective August 8, 1998. However, he has not been elected by the shareholders of The Berkshire Funds. Mr. Robinson and Mr. White are each a Nominee Trustee who is not currently on the Board, but was selected by the Board on July 13, 2020, for presentation to shareholders for possible election.

     We ask that you vote in favor of the proposal to elect Andrew W. Broer, Peter M. Robinson, and David A. White to the Board of Trustees of The Berkshire Funds at the special meeting of the shareholders of the Berkshire Focus Fund, the sole fund of The Berkshire Funds, to be held August 21, 2020.

Sincerely, Malcolm R. Fobes III President and Chairman of the Board of Trustees

YOUR VOTE IS IMPORTANT

The enclosed Proxy Statement describes the voting process for shareholders. Shareholders will be asked to vote on the proposals at a special meeting of shareholders to be held at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, on August 21, 2020 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof. While you are welcome to attend the meeting in person, by voting today by proxy will save the Berkshire Focus Fund the cost of future mailings and other communications to solicit shareholder votes. We encourage you to read the enclosed Proxy Statement for more information and we thank you for voting today. If coronavirus related safety considerations remain at the time of the meeting, the meeting may be held electronically.

THE BERKSHIRE FUNDS
475 Milan Drive, Suite #103
San Jose, CA 95134-2453

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 21, 2020

Dear Shareholders:

     The Board of Trustees of The Berkshire Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the Berkshire Focus Fund, the sole series of the Trust, to be held at the offices of the Trust's transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, on August 21, 2020, at 1:00 p.m., Eastern Time, and at any and all adjournments thereof. If coronavirus related safety considerations remain at the time of the meeting, the meeting may be held electronically. The special meeting is being held for the following purposes:

1.	To elect the proposed individuals to the Board of Trustees, and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Shareholders of record at the close of business on July 15, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

     The Board of Trustees of the Trust unanimously recommends that you cast your vote "FOR" the election of the Trustee and Trustee nominees, as described in the Proxy Statement.

By Order of the Board of Trustees Malcolm R. Fobes III President Chairman of the Board of Trustees July 17, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 21, 2020: A copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballot are available by visiting http://www.berkshirefunds.com

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the special meeting. If you attend the special meeting, you may revoke your proxy and vote your shares in person. If coronavirus related safety considerations remain at the time of the special meeting, the special meeting may be held electronically.

THE BERKSHIRE FUNDS PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS To Be Held August 21, 2020

INTRODUCTION

     The Board of Trustees of The Berkshire Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the Berkshire Focus Fund (the "Fund"), the sole series of the Trust. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trust for use at the special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's transfer agent Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, on August 21, 2020 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof. If coronavirus related safety considerations remain at the time of the Meeting, the Meeting may be held electronically. The mailing to shareholders of the Notice of Special Meeting of Shareholders, Proxy Statement, and accompanying form of proxy will commence on or about July 21, 2020.

     The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To elect the proposed individuals to the Board of Trustees, and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on July 15, 2020 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund's most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, by calling the Fund toll-free at 1-877-526-0707 or, for the annual report, by visiting http://www.berkshirefunds.com.

PROPOSAL 1 ELECTION OF TRUSTEES

     In this proposal, shareholders are being asked to elect the following Trustee nominees (each a "Nominee") and an incumbent Trustee (the "Incumbent Trustee") to the Board of Trustees of the Trust. Each of the Nominees and Incumbent Trustee has agreed to serve on the Board of Trustees for an indefinite term. The Trust is not required, and does not intend, to hold annual shareholder meetings for the election or re-election of Trustees. As a result, if elected, the Incumbent Trustee and Nominees will serve indefinitely until their successors are duly elected and qualified.

     Mr. Andrew W. Broer is an Incumbent Trustee, having been appointed by the Board effective August 8, 1998. However, he has not been elected by the shareholders of the Trust. Mr. Peter M. Robinson and Mr. David A. White are each a Nominee who is not currently on the Board, but was selected by the Board on July 13, 2020, for presentation to shareholders for possible election. The Investment Company Act of 1940, as amended, (the "1940 Act") requires a certain percentage of the Trustees to have been elected by shareholders and that those elections occur before the Board can appoint any new Trustees. To properly seat the Nominees, to elect the Incumbent Trustee and to facilitate future compliance with the requirements of the 1940 Act, the Board of Trustees now proposes to have shareholders elect Mr. Broer, Mr. Robinson, and Mr. White to serve as Trustees to the Trust.

     Mr. Robinson and Mr. White will serve and Mr. Broer serves as a non-interested person Trustee of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as "Independent Trustee").

Information about the Incumbent Trustee and Nominee Trustees

Incumbent Independent Trustee

     Below is information about the Incumbent Independent Trustee and the attributes that qualify him to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of Mr. Broer make him highly qualified.

     Generally, the Trust believes that each Trustee is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. In addition to serving as a Trustee since 1998, Mr. Broer has also served as Global Data Center Manager and Member of Technical Staff for Cisco Systems, Inc., from 1996 to 2013. From 2013 to 2014, he was Senior Manager of Data Center Operations for Box, Inc. From 2014 to present, he has been Manager of Data Center Tools and Monitoring for Apple, Inc. Through his experience as a Trustee of the Trust and his employment experience, the Board of Trustees believes that Mr. Broer is experienced with financial, accounting, regulatory and investment matters.

Nominee Independent Trustees

     Below is information about each Nominee Independent Trustee and the attributes that qualify him to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of the each Nominee Independent Trustee makes him highly qualified.

     Mr. Robinson possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. He has been an Independent Director of United States Commodity Funds, LLC (a commodity pool operator and general partner to exchange-traded commodity funds) since September 2005. He has also been a Fellow since 1993 with the Hoover Institution. He authored three books and has been published in the New York Times, Red Herring, and Forbes ASAP and is the editor of Can Congress Be Fixed?: Five Essays on Congressional Reform (Hoover Institution Press, 1995). Mr. Robinson has been listed as a principal of United States Commodity Funds, LLC with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA) since December 2005. He earned an MBA from the Stanford University Graduate School of Business, graduated from Oxford University in 1982 after studying politics, philosophy, and economics and graduated summa cum laude from Dartmouth College in 1979. The Board believes Mr. Robinson's experience and expertise as a director, author and analyst, including his expertise in regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

     Mr. White possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. He has been Executive Director, Internal Audit/Risk Management of Gilead Sciences, Inc., since June 2020. In this position he is responsible for internal audit, compliance and risk management functions. He was Executive Director, North America Controller of Gilead Sciences, Inc., from August 2016 to May 2020. In this position, he was responsible for North America controllership functions including financial shared services (record to report, accounts receivable, fixed assets, payroll, and accounts payable), accounting (revenue accounting and royalties/collaborations) and business process functions (global process leadership, project management office). Previously, he served in various financial roles for Yahoo! Inc. over a number of years, culminating in VP & Assistant Controller, Operations, April 2014 to August 2016. Mr. White is also a certified public accountant (CPA), holds an MBA from the University of California – Los Angeles, and holds a Bachelor of Science degree from Santa Clara University. The Board believes Mr. White's experience and expertise as an accountant, auditor, and financial analyst, including his expertise in public company financial regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

     Additional information about the Incumbent Trustee and Nominees, is set forth in the following tables:

Incumbent Independent Trustee
Number of
Portfolios in
Fund
Name		Principal Occupation	Complex**	Other Directorships
Address^	Position/Term	During the Past Five	Overseen by	Held by Trustee during
Year of Birth	of Office*	Years	Trustee	Past 5 Years
Andrew W. Broer	Trustee since	Manager, Data Center	1	None
Year of Birth: 1965	August 1998	Tools and Monitoring,
Apple, Inc., 2014 –
present; Senior Manager,
Data Center Operations,
Box, Inc., 2013 – 2014;
Technical Staff, Cisco
Systems, Inc., 1996 –
2013.

^ c/o The Berkshire Funds, 475 Milan Drive, Suite #103, San Jose, CA 95134-2453.
* The term of office for each Trustee listed above will continue indefinitely.
** The term "Fund Complex" refers to the sole Fund in the Trust.

Nominee Independent Trustees
Number of
Portfolios in
			Fund	Other Directorships
Name		Principal Occupation	Complex**	Held by Nominee
Address^	Position/Term	During the Past Five	Overseen by	Trustee During Past 5
Year of Birth	of Office*	Years	Trustee	Years
Peter M. Robinson	None	Murdoch Distinguished	0	Independent Director,
Year of Birth: 1957		Policy Fellow at the		United States Commodity
		Hoover Institution and		Funds, LLC
editor of Hoover's
quarterly journal, the
Hoover Digest, 1993 to
present.

David A. White	None	Executive Director,	0	None
Year of Birth: 1967		Internal Audit/Risk
Management, Gilead
Sciences, Inc., June 2020
to present; Executive
Director, North America
Controller, Gilead
Sciences, Inc., Aug. 2016
to May 2020, Senior
Director, North America
Controller Aug, 2016 to
Nov. 2018; VP &
Assistant Controller,
Operations, April 2014 to
Aug. 2016, Yahoo! Inc.

^ c/o The Berkshire Funds, 475 Milan Drive, Suite #103, San Jose, CA 95134-2453.
* The term of office for each Trustee listed above will continue indefinitely.
** The term "Fund Complex" refers to the sole Fund in the Trust.

Interested Trustee and Officer of the Trust

Number of
			Portfolios in	Other
			Fund	Directorships
Name		Principal Occupation	Complex**	Held by Trustee
Address^	Position/Term	During Past Five	Overseen by	During Past 5
Year of Birth	of Office*	Years	Trustee	Years
INTERESTED TRUSTEE AND OFFICER

Malcolm R. Fobes III***	Trustee,	Chairman & CEO,	1	Independent
Year of Birth: 1964	President,	Berkshire Capital		Director, United
	Treasurer,	Holdings, Inc.		States
	Chief Financial	(investment adviser to		Commodity
	Officer,	the Fund), 1993 to		Funds, LLC
	Secretary, and	present.
Chief
Compliance
Officer.
Each 1996 to
present.

^ c/o The Berkshire Funds, 475 Milan Drive, Suite #103, San Jose, CA 95134-2453.
* The term of office for the Trustee listed above will continue indefinitely. Officers are reappointed annually.
** The term "Fund Complex" refers to the sole Fund in the Trust.
*** Trustee who is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the investment adviser (Berkshire Capital Holdings, Inc.), as well as officer status with the Trust.

     The following tables set forth the aggregate dollar range of equity securities of the Trust beneficially owned by the Nominee and Incumbent Trustee as of the Record Date.

Trustee Ownership

     The following table indicates the dollar range of equity securities that any Trustee or Nominee Trustee beneficially owned in the Fund as of the Record Date.

Aggregate Dollar Range of Equity Securities in
	Dollar Range of Equity	All Registered Investment Companies Overseen
Name of Trustee	Securities in the Fund	by Trustee in Family of Investment Companies
Malcolm R. Fobes III	Over $100,000	Over $100,000
Andrew W. Broer	Over $100,000	Over $100,000
Peter M. Robinson	None	None
David A. White	None	None

Compensation

     Trustee fees are paid by the investment adviser (Berkshire Capital Holdings, Inc.) pursuant to an administration agreement with the Trust. Any officers and Trustee of the Trust who are deemed "interested persons" of the Trust receive no compensation from the Trust nor investment adviser. The compensation paid to the Trustees for the year ended December 31, 2019 is set forth in the following table:

Pension or
Retirement
	Aggregate	Benefits Accrued	Estimated Annual Total Compensation
	Compensation	as Part of Fund	Benefits Upon	From Trust Paid to
Name and Position	From Trust	Expenses	Retirement	Trustees
Malcolm R. Fobes III	None	None	None	None
Andrew W. Broer	$20,000	None	None	$20,000
Peter M. Robinson*	None	None	None	None
David A. White*	None	None	None	None
* Nominee Trustee

For the 2020 fiscal year, Trustee compensation is increased to an annual rate of $30,000 per year.

Board Leadership Structure

     The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of The Berkshire Funds, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

     The Board is currently composed of two Trustees, including one Trustee who is not an "interested persons" of the Fund, as that term is defined in the 1940 Act (an "Independent Trustee"). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence.

     The Chairman of the Board of Trustees is Malcolm R. Fobes III, who is an "interested person" of the Trust, within the meaning of the 1940 Act. The Trust does not have a "lead" independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust's auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

Board Risk Oversight

     Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund's risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund's Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust's valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund's investment adviser, administrator, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust's independent registered public accounting firm regarding the Fund's financial condition and the Trust's internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust's compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

     The Trust does not have a "lead" independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust's auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

Audit Committee

     The Audit Committee meets once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2019, the Audit Committee held three meetings.

The Board of Trustees of the Trust, including the Independent Trustee, recommends that shareholders of the Trust vote "FOR" election of the proposed Trustees.

OTHER INFORMATION OPERATION OF THE FUND

     The Berkshire Funds, a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company (or mutual fund). The Trust was formed by a Certificate of Trust and Declaration of Trust on November 25, 1996. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Trust's principal office is located at 475 Milan Drive, Suite #103, San Jose, CA 95134-2453; and its phone number is 1-408-526-0707. The Board of Trustees supervises the business activities of the Trust. Like other registered investment companies, the Trust retains various organizations to perform specialized services. The Trust retains Berkshire Capital Holdings, Inc., 475 Milan Drive, Suite #103, San Jose, California 95134-2453, as the investment adviser to the Trust. Arbor Court Capital, LLC (the "Distributor"), located at 8000 Town Centre Drive, Suite #400, Broadview Heights, Ohio, 44147, serves as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions. Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with transfer agent and accounting services. Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020 provides the Trust with administration services.

THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the election of the Incumbent Trustee and the Nominee Trustees and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting. However, if coronavirus related safety considerations remain at the time of the Meeting, the Meeting may be held electronically.

VOTING SECURITIES AND VOTING

     As of the Record Date, 15,624,088.083 shares of beneficial interest of the Fund, representing all the shares of the Trust, were issued and outstanding. The presence in person or by proxy of the holders of record of 1/3 of the total shares of the Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

     All shareholders of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

     An affirmative vote of a majority of the shares present at the Meeting is required for the approval of the election of a Trustee. Other matters to be considered (if any) may require a majority vote of the outstanding shares of the Trust. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Trust means the vote of (1) 67% or more of the voting shares of the Trust present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Trust, whichever is less.

     Broker non-votes and abstentions (i.e. votes withheld) will be considered present for purposes of determining the existence of a quorum and the number of shares of the Trust represented at the meeting, but they are not affirmative votes for the proposal. Because Trustees are elected by a majority of shares present at the Meeting, non-votes and abstentions will have the effect of votes against Proposal 1.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     Shareholders owning more than 25% of the shares of the Fund who have the power to vote those shares are presumed to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can generally determine the outcome of any proposal submitted to the shareholders of the Fund for approval. As of the Record Date, the Trust in not aware of any controlling shareholder or shareholders. To the best knowledge of the Trust, as of the Record Date, there were no beneficial owners of more than 5% of the total outstanding shares of the Fund. As of the Record Date, the Trustees and officers as a group owned 1.09% of the shares of the Fund.

SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary.

     Whenever ten or more shareholders ("Holders") who have been such for at least six months preceding the date of application, and who hold in the aggregate at least 1% of the total shares of the Fund, apply to the Trustees in writing, stating that they wish to communicate with other Holders with a view to obtaining signatures to a request for a meeting of Holders and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all Holders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of Holders, and the approximate cost of transmitting to them the proposed communication and form of request.

     If the Trustees elect to follow the course specified in clause (2) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmission, shall, with reasonable promptness, transmit, by United States mail or by electronic transmission, such material to all Holders at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall transmit, by United States mail or by electronic transmission, to such applicants and file with the Commission, together with a copy of the material to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Securities and Exchange Commission and the requirements of the Investment Company Act of 1940 and the Securities Exchange Act of 1934.

COST OF SOLICITATION

     The Board of Trustees of the Trust is making this solicitation of proxies. No proxy solicitation firm has been engaged to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and proxy and any additional materials relating to the Meeting and the cost of proxies will be borne by Berkshire Capital Holdings, Inc. The estimated cost of these services is approximately $35,000. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

     A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Fund owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: President, The Berkshire Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

PROXY DELIVERY

     If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, write the Trust at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, or call the Trust toll-free at 1-877-526-0707.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 21, 2020.

A copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and Proxy Voting Ballot are available by visiting http://www.berkshirefunds.com.

If you have any questions before you vote, please call our proxy information line at 1-877-526-0707. Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern time to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

By Order of the Board of Trustees Malcolm R. Fobes III President Chairman of the Board of Trustees July 17, 2020

THE BERKSHIRE FUNDS SPECIAL MEETING OF SHAREHOLDERS

August 21, 2020

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gregory Getts and Umberto Anastasi proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of The Berkshire Funds (the “Trust”) to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 on August 21, 2020 at 1:00 p.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest on the proposals set forth on the reverse regarding: (i) the election of three Trustees to the Board of Trustees of The Berkshire Funds, and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting. However, if coronavirus related safety considerations remain at the time of the meeting, the meeting may be held electronically.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the
Notice of Special Meeting of Shareholders and the Proxy. Your
signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this
Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature ______________________________	Date ________________________

Joint Shareholder Signature __________________________	Date ________________________

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on August 21, 2020: The Notice of Special Meeting and Proxy Statement are available at www.berkshirefunds.com.

Please fill in box(es) as shown using black or blue ink.[X]

Proposal 1. To elect the following three individuals as Trustees:

		FOR	WITHHOLD

(1.1)	Andrew W. Broer	[ ]	[ ]

(1.2)	Peter M. Robinson	[ ]	[ ]

(1.3)	David A. White	[ ]	[ ]

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE INDIVIDUALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Mail to:

The Berkshire Funds, 8000 Town Centre Dr., Ste 400, Broadview Heights, OH 44147